EXHIBIT 99.4

SERIES 2004-1G MEDALLION TRUST QUARTERLY SERVICERS CERTIFICATE
--------------------------------------------------------------

QUARTERLY SUMMARY DISTRIBUTION DETAILS
--------------------------------------------------------------------------------
REPORTING DATES
---------------
Closing Date                                                          25-May-04
Determination Date                                                    01-May-04
Notice Date                                                           24-May-04
Distribution Date                                                     25-May-04
Start Accrual Period                                                  25-Mar-04
End Accrual Period                                                    25-May-04
No. Of Days in Accrual Period                                                61
Start Collection Period                                               10-Mar-04
End Collection Period                                                 30-Apr-04
No. Of Days in Collection Period                                             52
Distribution Month                                                  Yes
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                    NO. OF     INITIAL INVESTED   INITIAL INVESTED  INITIAL INVESTED
SECURITIES ON ISSUE              CERTIFICATES    AMOUNT (US$)       AMOUNT (EUR)       AMOUNT (A$)
-------------------              ------------    ------------       ------------       -----------

Class A-1 Notes                     13,000     1,300,000,000.00            --        1,753,202,967
Class A-2 Notes                      8,100              --                 --          810,000,000
Class A-3 Notes                      5,000              --        500,000,000.00       827,814,570
Class B Notes                          530              --                 --           53,000,000
Redraw Bond - series 1                   0              --                 --                  --
Redraw Bond - series 2                   0              --                 --                  --

US$/A$ exchange rate at issue       0.7415
EUR/A$ exchange rate at issue       0.6040
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                                BANK         INTEREST     INTEREST
INTEREST RATE FOR ACCRUAL PERIOD                             BILL RATE        MARGIN         RATE
--------------------------------                             ---------        ------         ----
Class A-1 Notes (payable to Currency Swap Provider)           5.4550%         0.2950%      5.75000%
Class A-2 Notes                                               5.4550%         0.2200%       5.6750%
Class A-3  Notes (payable to Currency Swap Provider)          5.4550%         0.3000%       5.7550%
Class B Notes                                                 5.4550%         0.5500%       6.0050%
Redraw Bond - series 1                                        0.0000%            --         0.0000%
Redraw Bond - series 2                                        0.0000%            --         0.0000%

BBSW Interest & Unpaid Interest Rate for Accural Period       5.4550%
Facilities BBSW                                               5.4550%
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTIONS PAYABLE ON DISTRIBUTION DATE        PER CERT.          AGGREGATE
------------------------------------------        ---------          ---------
Total Interest Amount:
   Class A-1 Notes                                  1,295.96       16,847,480.00
   Class A-2 Notes                                    948.42        7,682,202.00
   Class A-3  Notes                                 1,592.37        7,961,850.00
   Class B Notes                                    1,003.57          531,892.10
   Redraw Bond - series 1                               --                  --
   Redraw Bond - series 2                               --                  --
Principal:
   Class A-1 Notes                                  6,441.08       83,734,025.62
   Class A-2 Notes                                  4,776.06       38,686,086.00
   Class A-3 Notes                                  7,907.38       39,536,920.53
   Class B Notes                                      160.77           85,208.10
   Redraw Bond - series 1                               --                  --
   Redraw Bond - series 2                               --                  --
Total:
   Class A-1 Notes                                  7,737.04      100,581,505.62
   Class A-2 Notes                                  5,724.48       46,368,288.00
   Class A-3 Notes                                  9,499.75       47,498,770.53
   Class B Notes                                    1,164.34          617,100.20
   Redraw Bond - series 1                               --                  --
   Redraw Bond - series 2                               --                  --
   Total                                            24,125.61     195,065,664.35
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
POOL FACTORS
------------
                                                       LAST           CURRENT
                                                  DISTRIBUTION      DISTRIBUTION
                                                       DATE             DATE
                                                       ----             ----
   Class A-1 Notes                                 1.00000000         0.95223940
   Class A-2 Notes                                 1.00000000         0.95223940
   Class A-3 Notes                                 1.00000000         0.95223940
   Class B Notes                                   1.00000000         0.99839230
   Redraw Bond - series 1                                 --                --
   Redraw Bond - series 2                                 --                --
--------------------------------------------------------------------------------

QUARTERLY CASHFLOW WORKING SHEET
--------------------------------

                                                       Per Certificate          Aggregate
                                                              $                     $
  Finance Charge Collections                                                29,937,025.87
  Finance Charge Collections - Repurchases                                       9,182.84
  Finance Charge Damages                                                             --
  Income due to Seller                                                     (18,342,286.30)
  Other Income                                                               1,288,337.65
Preliminary Income Amount                                                   12,892,260.06

  Taxes                                                                            665.05
  Trustee Fee                                                                   65,597.83
  Security Trustee Fee                                                               --
  Management Fee                                                               172,291.29
  Servicer's Fee                                                             1,435,760.77
  Liquidity Commitment Fee                                                       5,849.32
  Redraw Commitment Fee                                                          6,267.12
  Support Facility Payments                                                  3,081,465.86
  Support Facility Receipts                                                          --
  Expenses                                                                       8,043.34
  Previous Unpaid Facility Int Chg  - Liquidity                                      --
  Liquidity Interest Charge + Previous Unpaid                                        --
  Previous Unpaid Facility Int Chg - Redraw Facility                                 --
  Redraw Interest Charge + Previous Unpaid                                           --
  Repayment of Liquidity Facility                                                    --
  Total Interest Amount - Class A-1 Notes                                   16,847,480.00
                        - Class A-2 Notes                                    7,682,202.00
                        - Class A-3 Notes                                    7,961,850.00
                        - Class B Notes                                        531,892.10
                        - Redraw Bonds - series 1                                    --
                        - Redraw Bonds - series 2                                    --
REQUIRED INCOME AMOUNT                                                      37,799,364.68

Gross Income Shortfall                                                      24,907,104.62
Liquidity Facility Draw                                                     24,907,104.62
Net Income Shortfall                                                                 --
Unreimbursed Principal Draws                                                         --
Principal Draw                                                                       --
Principal Draw Reimbursement                                                         --
Principal Chargeoff Unreimbursement                                                  --
Principal Chargeoff                                                                  --
Total Principal Chargeoff Reimbursement Due                                          --
Arranging Fee                                                                        --

PAYMENT ALLOCATION CASCADE
--------------------------

  Preliminary Income Amount                                                 12,892,260.06
  Liquidity Facility Draw                                                   24,907,104.62
Principal Draw                                                                       --
Available Income Amount                                                     37,799,364.68

                                                                                             QUARTER TO DATE
                                                            DUE          AVAILABLE         ALLOCATION/DISTRIBUTION
                                                            ---          ---------         -----------------------

Taxes                                                         665.05     37,799,364.68                   665.05
Trustee Fee                                                65,597.83     37,798,699.63                65,597.83
Security Trustee Fee                                           --        37,733,101.80                     --
Management Fee                                            172,291.29     37,733,101.80               172,291.29
Servicer's Fee                                          1,435,760.77     37,560,810.51             1,435,760.77
Liquidity Commitment Fee                                    5,849.32     36,125,049.74                 5,849.32
Redraw Commitment Fee                                       6,267.12     36,119,200.42                 6,267.12
Support Facility Payments                               3,081,465.86     36,112,933.30             3,081,465.86
Support Facility Receipts                                       --       33,031,467.44                     --
Expenses                                                    8,043.34     33,031,467.44                 8,043.34
Liquidity Interest Charge                                        --      33,023,424.10                     --
Repayment of Liquidity Facility                                  --      33,023,424.10                     --

-----------------------------------------------------|
  Interest Amount Payable - Redraw Facility          |           --      33,023,424.10                     --
                          - Class A-1 Notes          | 16,847,480.00     33,023,424.10            16,847,480.00
                          - Class A-2 Notes          |  7,682,202.00     16,175,944.10             7,682,202.00
                          - Class A-3 Notes          |  7,961,850.00      8,493,742.10             7,961,850.00
                          - Redraw Bonds - series 1  |          --          531,892.10                     --
                          - Redraw Bonds - series 2  |          --          531,892.10                     --
                          - Class B Notes            |    531,892.10        531,892.10               531,892.10
-----------------------------------------------------|

Principal Draw Reimbursement                                     --               0.00                     --
Total Principal Chargeoff Reimbursement                          --               0.00                     --
Arranging Fee                                                    --               0.00                     --
Excess Distribution                                                                                        0.00


                                  Page 2 of 7


Unpaid Facility Int Chg  - Liquidity                                                                       --
                         - Redraw                                                                          --
Unpaid Security Interest Amount - Class A-1 Notes                                                          --
                                - Class A-2 Notes                                                          --
                                - Class A-3 Notes                                                          --
                                - Class B Notes                                                            --
                                - Redraw Bonds - series 1                                                  --
                                - Redraw Bonds - series 2                                                  --


FACILITIES OUTSTANDING
-----------------------

Liquidity Commitment Facility Limit                                                               35,000,000.00
Beginning Liquidity Commitment Facility                                                           35,000,000.00
Previous Liquidity Facility Draw                                                                           --
Repayment of Liquidity Facility                                                                            --
Liquidity Facility Draw                                                                           24,907,104.62
Ending Liquidity Commitment Facility                                                              10,092,895.38

Redraw Commitment Facility Limit                                                                  50,000,000.00
Beginning Redraw Commitment Facility                                                              50,000,000.00
Previous Redraw Facility Draw                                                                              --
Previous Redraw Facility Draw - Chargeoffs                                                                 --
Repayment of Redraw Facility                                                                               --
Repayment of Unreimbursed Chargeoffs                                                                       --
Redraw Facility Draw - Unreimbursed Chargeoffs                                                             --
Redraw Facility Available to Draw                                                                 50,000,000.00
Redraw Facility Draw                                                                                       --
Ending Redraw  Commitment Facility                                                                50,000,000.00

INTEREST AND PRINCIPAL DISTRIBUTION WORKSHEET
--------------------------------------------
INTEREST AMOUNT
---------------

                                                                       Per Certificate              Aggregate
                                                                              $                         $
CLASS A-1 NOTES
Unpaid Security Interest Amount (after last
  Distribution Date)                                                                                       --
Interest on Unpaid Security Interest Amount                                    --                          --
Security Interest Amount                                                   1,295.96               16,847,480.00
Total Interest Amount                                                                             16,847,480.00

Unpaid Security Interest Amount (after last
   Distribution Date)                                                                                      --
Interest on  Unpaid Security Interest Amount                                                               --
Security  Interest Amount                                                                         16,847,480.00
Interest Amount Payable                                                    1,295.96               16,847,480.00
Unpaid Security Interest Amount                                                                            --

CLASS A-2 NOTES
Unpaid Security Interest Amount (after last Distribution Date)                                             --
Interest on  Unpaid Security Interest Amount                                   --                          --
Security  Interest Amount                                                    948.42                7,682,202.00
Total Interest Amount                                                                              7,682,202.00

Unpaid Security Interest Amount (after last
  Distribution Date)                                                                                       --
Interest on  Unpaid Security Interest Amount                                                               --
Security  Interest Amount                                                                          7,682,202.00
Interest Amount Payable                                                      948.42                7,682,202.00
Unpaid Security Interest Amount                                                                            --

CLASS A-3  NOTES
Unpaid Security Interest Amount (after last
  Distribution Date)                                                                                       --
Interest on  Unpaid Security Interest Amount                                   --                          --
Security  Interest Amount                                                  1,592.37                7,961,850.00
Total Interest Amount                                                                              7,961,850.00

Unpaid Security Interest Amount (after last
  Distribution Date)                                                                                       --
Interest on Unpaid Security Interest Amount                                                                --
Security Interest Amount                                                                           7,961,850.00
Interest Amount Payable                                                    1,592.37                7,961,850.00
Unpaid Security Interest Amount                                                                            --

CLASS B NOTES
Unpaid Security Interest Amount (after last
Distribution Date)                                                                                         --
Interest on Unpaid Security Interest Amount                                    --                          --
Security Interest Amount                                                   1,003.57                  531,892.10
Total Interest Amount                                                                                531,892.10

Unpaid Security Interest Amount (after last
  Distribution Date)                                                                                       --
Interest on Unpaid Security Interest Amount                                                                --
Security Interest Amount                                                                             531,892.10
Interest Amount Payable                                                    1,003.57                  531,892.10
Unpaid Security Interest Amount                                                                            --

REDRAW BONDS - SERIES 1
Unpaid Security Interest Amount (after last
  Distribution Date)                                                                                       --
Interest on Unpaid Security Interest Amount                                    --                          --
Security Interest Amount                                                       --                          --
Total Interest Amount                                                                                      --

Unpaid Security Interest Amount (after last
  Distribution Date)                                                                                       --
Interest on Unpaid Security Interest Amount                                                                --
Security Interest Amount                                                                                   --
Interest Amount Payable                                                        --                          --
Unpaid Security Interest Amount                                                                            --

REDRAW BONDS - SERIES 2
Unpaid Security Interest Amount (after last
  Distribution Date)                                                                                       --
Interest on Unpaid Security Interest Amount                                    --                          --
Security Interest Amount                                                       --                          --
Total Interest Amount                                                                                      --

Unpaid Security Interest Amount (after last
  Distribution Date)                                                                                       --
Interest on Unpaid Security Interest Amount                                                                --
Security Interest Amount                                                                                   --
Interest Amount Payable                                                        --                          --
Unpaid Security Interest Amount                                                                            --

                                  Page 4 of 7

PRINCIPAL AMOUNT
----------------
Principal Collections                                                                            160,877,757.03
Principal Collections - Repurchases                                                                  808,675.21
  less Repayment Of Redraw Facility                                                                        --
  less Total Customer Redraw                                                                      (7,250,698.64)
less Principal Draw
  plus Redraw Facility Draw                                                                                --
  plus Redraw Bonds Issue this month                                                                       --
  Aggregate Principal Damages from Seller & Servicer                                                       --
Principal Draw Reimbursement
  Principal Chargeoff Reimbursement - Class B Notes                                                        --
                                    - Class A-1 Notes                                                      --
                                    - Class A-2 Notes                                                      --
                                    - Class A-3 Notes                                                      --
                                    - Redraw Bonds - Series 1                                              --
                                    - Redraw Bonds - Series 2                                              --
                                    - Redraw Facility                                                      --
  Principal rounding b/f                                                                           7,606,509.75

  Scheduled Principal Amount                                           5,525,508.17
  Scheduled Principal Amount less redraws                              5,525,508.17
  Unscheduled Principal Amount - Partial Prepayment                   91,272,061.85
  Unscheduled Principal Amount - Partial Prepayment
     less redraws                                                     84,021,363.21
  Unscheduled Principal Amount - Full Prepayment                      64,888,862.22
  Unscheduled Principal Amount - less redraws + C/O Reim             148,910,225.43


Total Available Principal Amount for Redraw Bonds                                                162,042,243.35

Principal Distribution - Redraw Bonds - Series 1                               --                          --
Principal Distribution - Redraw Bonds - Series 2                               --                          --

 Principal rounding b/f                                                                            7,606,509.75
Total Unscheduled Principal Amount                                                               148,910,225.43
Total Scheduled Principal Amount                                                                   5,525,508.17
Total Available Principal Amount for Notes                                                       162,042,243.35

PRINCIPAL ALLOCATION
--------------------
Class A Percentage via Stepdown                                                                            100%
Class A Available Principal Payment
        Class A-1 Principal Payment                                        6,441.08               83,734,025.62
        Class A-2 Principal Payment                                        4,776.06               38,686,086.00
        Class A-3 Principal Payment                                        7,907.38               39,536,920.53
Class B Principal Payment                                                    160.77                   85,208.10

Principal rounding c/f                                                                                     3.09

Outstanding Principal - beginning period                                                       3,436,411,026.75
less Principal Repayment                                                                        (161,686,432.24)
plus Total Customer Redraw                                                                         7,250,698.64
less Principal Losses                                                                                      --
Outstanding Principal - Closing period                                                         3,281,975,293.15

PRINCIPAL LOSSES
----------------
Principal Losses                                                                                           --
  Principal Draw Amount - Pool Mortgage Insurance Policy                                                   --
  Principal Draw Amount - Individual Mortgage Insurance Policy                                             --
Net Principal Losses                                                                                       --
Principal Chargeoff - Class B Notes                                                                        --
                    - Class A-1 Notes                                                                      --
                    - Class A-2 Notes                                                                      --
                    - Class A-3 Notes                                                                      --
                    - Redraw Bonds Series 1                                                                --
                    - Redraw Bonds Series 2                                                                --
                    - Redraw Facility                                                                      --

CLASS A-1 NOTES
Beginning Unreimbursed Principal Chargeoffs                                                                --
Principal Chargeoff                                                                                        --
Principal Chargeoff Reimbursement                                                                          --
Ending Unreimbursed Principal Chargeoffs                                                                   --

CLASS A-2 NOTES
Beginning Unreimbursed Principal Chargeoffs                                                                --
Principal Chargeoff                                                                                        --
Principal Chargeoff Reimbursement                                                                          --
Ending Unreimbursed Principal Chargeoffs                                                                   --

CLASS A-3 NOTES
Beginning Unreimbursed Principal Chargeoffs                                                                --
Principal Chargeoff                                                                                        --
Principal Chargeoff Reimbursement                                                                          --
Ending Unreimbursed Principal Chargeoffs                                                                   --


                                  Page 5 of 7

CLASS B NOTES
Beginning Unreimbursed Principal Chargeoffs                                                               --
Principal Chargeoff                                                                                       --
Principal Chargeoff Reimbursement                                                                         --
Ending Unreimbursed Principal Chargeoffs                                                                  --

REDRAW BONDS - SERIES 1
Beginning Unreimbursed Principal Chargeoffs                                                               --
Principal Chargeoff                                                                                       --
Principal Chargeoff Reimbursement                                                                         --
Ending Unreimbursed Principal Chargeoffs                                                                  --

REDRAW BONDS - SERIES 2
Beginning Unreimbursed Principal Chargeoffs                                                               --
Principal Chargeoff                                                                                       --
Principal Chargeoff Reimbursement                                                                         --
Ending Unreimbursed Principal Chargeoffs                                                                  --

REDRAW FACILITY
Beginning Unreimbursed Principal Chargeoffs                                                               --
Principal Chargeoff                                                                                       --
Principal Chargeoff Reimbursement                                                                         --
Ending Unreimbursed Principal Chargeoffs                                                                  --

INVESTORS BALANCE OUTSTANDING WORKSHEET
---------------------------------------

                                                                         Aggregate                 Aggregate
                                                                             US$                         A$
CLASS A-1 NOTES
Initial Invested Amount                                            1,300,000,000.00            1,753,202,966.96
  previous Principal Distribution                                              --                         --
  Principal Distribution for current period                           62,088,780.00               83,734,025.62
Total Principal Distribution to date                                  62,088,780.00               83,734,025.62
Beginning Invested Amount                                          1,300,000,000.00            1,753,202,966.96
Ending Invested Amount                                             1,237,911,220.00            1,669,468,941.34
Unreimbursed Principal Chargeoffs                                              --                         --
Beginning Stated Amount                                            1,300,000,000.00            1,753,202,966.96
Ending Stated Amount                                               1,237,911,220.00            1,669,468,941.34


CLASS A-2 NOTES
Initial Invested Amount                                                                          810,000,000.00
  previous Principal Distribution                                                                         --
  Principal Distribution for current period                                                       38,686,086.00
Total Principal Distribution to date                                                              38,686,086.00
Beginning Invested Amount                                                                        810,000,000.00
Ending Invested Amount                                                                           771,313,914.00
Unreimbursed Principal Chargeoffs                                                                         --
Beginning Stated Amount                                                                          810,000,000.00
Ending Stated Amount                                                                             771,313,914.00

                                                                       Aggregate
                                                                           EUR
CLASS A-3 NOTES
Initial Invested Amount                                              500,000,000.00              827,814,569.54
  previous Principal Distribution                                              -                          --
  Principal Distribution for current period                           23,880,300.00               39,536,920.53
Total Principal Distribution to date                                  23,880,300.00               39,536,920.53
Beginning Invested Amount                                            500,000,000.00              827,814,569.54
Ending Invested Amount                                               476,119,700.00              788,277,649.01
Unreimbursed Principal Chargeoffs                                                                         --
Beginning Stated Amount                                              500,000,000.00              827,814,569.54
Ending Stated Amount                                                 476,119,700.00              788,277,649.01

CLASS B NOTES
Initial Invested Amount                                                                           53,000,000.00
  previous Principal Distribution                                                                         --
  Principal Distribution for current period                                                           85,208.10
Total Principal Distribution to date                                                                  85,208.10
Beginning Invested Amount                                                                         53,000,000.00
Ending Invested Amount                                                                            52,914,791.90
Unreimbursed Principal Chargeoffs                                                                         --
Beginning Stated Amount                                                                           53,000,000.00
Ending Stated Amount                                                                              52,914,791.90

REDRAW BONDS - SERIES 1
Previous Initial Invested Amount                                                                           --
Initial Invested Amount                                                                                    --
  Principal Distribution (after last Distribution Date)                                                    --
  Principal Distribution for current period                                                                --
Total Principal Distribution to date                                                                       --
Beginning Invested Amount                                                                                  --
Ending Invested Amount                                                                                     --
Unreimbursed Principal Chargeoffs                                                                          --
Beginning Stated Amount                                                                                    --
Ending Stated Amount                                                                                       --

REDRAW BONDS - SERIES 2
Previous Initial Invested Amount                                                                           --
Initial Invested Amount                                                                                    --
  Principal Distribution (after last Distribution Date)                                                    --
  Principal Distribution for current period                                                                --
Total Principal Distribution to date                                                                       --
Beginning Invested Amount                                                                                  --
Ending Invested Amount                                                                                     --
Unreimbursed Principal Chargeoffs                                                                          --
Beginning Stated Amount                                                                                    --
Ending Stated Amount                                                                                       --

                    FORM 8-K REQUIRED COLLATERAL INFORMATION

                         Series 2004-1G Medallion Trust


 Series 2004-1G Medallion Trust Data as at opening of business on the preceding determination date of May 1, 2004



--------------------------------------------------------------------------------
OUTSTANDING MORTGAGE BALANCE (AUD)
----------------------------------
                                                AMOUNT                  WAC
                                             --------------            -----
   - Variable Rate Housing Loans             $2,087,623,969            6.73%
   - Fixed 1 Year                            $  534,138,519            6.23%
   - Fixed 2 Year                            $  460,839,446            6.31%
   - Fixed 3 Year                            $   80,438,018            6.84%
   - Fixed 4 Year                            $   97,163,492            6.39%
   - Fixed 5 Year                            $   23,271,656            6.86%
                                             --------------            -----
   TOTAL POOL                                $3,283,475,100            6.58%

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DELINQUENCY INFORMATION

                                                   AUD AMOUNT OF
                        NO OF LOANS  % OF POOL             LOANS    % OF POOL
                        -----------  ---------     -------------    ---------


  31-60 days                   38     0.17%        $5,988,504.00       0.18%
  61-90 days                    0     0.00%                $0.00       0.00%
  90+ days                      0     0.00%                $0.00       0.00%
                      -----------    ---------     -------------    --------

MORTGAGEE IN POSSESSION         0     0.00%                $0.00       0.00%
-------------------------------------------------------------------------------